UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 12, 2010

Minn-Dak Farmers Cooperative

(Exact name of Registrant as Specified in its Charter)

North Dakota

(State Or Other Jurisdiction Of Incorporation)

33-94644	23-7222188
(Commission File Number)	(I.R.S. Employer Identification No.)

7525 Red River Road Wahpeton, ND
58075
(Address Of Principal Executive Offices)	(Zip Code)

(701) 642-8411

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 through 9 are not applicable and therefore omitted.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey L. Carlson’s employment as Vice President Operations with Minn-Dak Farmers Cooperative (the “Company”) was terminated effective May 12, 2010. The Company is currently negotiating the terms of Mr. Carlson’s separation of employment. Following Mr. Carlson’s separation, the Company promoted another employee to the position of Director of Operations, which is a non-executive officer position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINN-DAK FARMERS COOPERATIVE

By:	/s/ David H. Roche
David H. Roche President and Chief Executive Officer

Date:   May 18, 2010